UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PURE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION DATED      , 2020

PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY           , 2020

TO THE STOCKHOLDERS OF PURE ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (“Company,” “Pure,” “we,” “us” or “our”) to be held at         , on          , May     , 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 21, 2020 (the “Current Outside Date”) to August 21, 2020, or such earlier date as determined by the Company’s board of directors (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1 (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

Each of the proposals is more fully described in the accompanying proxy statement. The purpose of the Extension Amendment is to provide the Company with additional time to complete an initial business combination. The Company’s charter provides that the Company has until the Current Outside Date to complete a business combination. On April 24, 2020, the Company announced that it had terminated the definitive agreements relating to its previously announced proposed business combination with the affiliates of our sponsor, HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor” and such affiliates, the “HighPeak Funds”) and Grenadier Energy Partners II, LLC via mutual consent. While we are currently in discussions with respect to certain business combination opportunities, including continued discussions regarding opportunities involving the HighPeak Funds, our board of directors (the “Board”) currently believes that there will not be sufficient time before May 21, 2020 to complete a business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed business combination.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares (as defined herein) in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company at least two (2) business days prior to the special meeting to validly require the Company to redeem its shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of our outstanding public shares will retain their right to require the Company to redeem their public shares upon consummation of an initial business combination if they continue to remain stockholders as of such time, subject to any limitations set forth in our charter. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date if they continue to remain stockholders as of such time.

The per-share price at which public shares could have been redeemed from cash held in the Trust Account was approximately $     on the record date. The closing price of the Company’s Class A Common Stock on        , 2020 was $         . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $              for each share of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), issued in its initial public offering (the “IPO”) that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $               per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete a business combination from May 21, 2020 until the Extended Date, but the total monthly payment will be no greater than $              . The Company is currently in active discussions with the HighPeak Funds regarding a potential business combination that is anticipated to require an amount of funding significantly less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the HighPeak Funds or that this or any other potential business combination will be completed. The Company’s Sponsor will pay to the Trust Account, $              per share of Class A Common Stock that is not redeemed per month up to a maximum of $               per month in the aggregate. If more than             shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share per month will be reduced proportionately and will equal $             divided by the number of shares outstanding after the Extension. If less than               shares of Class A Common Stock remain outstanding after the redemptions in connection with the Extension, the amount paid per share per month will be $             per share of Class A Common Stock.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $               (assuming          or more shares are outstanding after the Extension). Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and assuming               shares of Class A Common Stock are outstanding after the Extension and the Company completes a business combination on August 21, 2020, then the redemption amount per public share as of August 21, 2020 would be approximately $               per public share, in comparison to the redemption amount at the record date of approximately $        per public share. As noted above, if more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor or its affiliate may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. Sponsor or its affiliates will have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company’s escrow agent will be authorized to transfer $1.00 per whole warrant sold as part of the units issued in the Company’s IPO (the “public warrants”), to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no other redemption rights or liquidating distributions with respect to our warrants, which will expire if the Extension Amendment Proposal is not approved and we fail to complete our business combination by the Current Outside Date.

Promptly following the filing of this proxy statement, pursuant to the Sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HighPeak Energy Partners II, LP (“HPEP II”), an affiliate of our Sponsor intends to launch or cause an affiliate to launch a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. HPEP II has previously conducted three tender offers for the Company’s outstanding public warrants pursuant to the letter agreement, as a result of which an aggregate 20,371,112 public warrants were tendered and purchased by HPEP II. As of the date of this proxy statement, 328,888 public warrants remain outstanding and held by parties other than HPEP II. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment. This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the public warrants. It is not a substitute for the tender offer materials that HPEP II will file with the SEC on Schedule TO upon commencement of the tender offer. Please see, “What is the Sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?” for additional information regarding the public warrant tender offer.

The affirmative vote of at least a majority of the Company’s outstanding Class A Common Stock and Class B Common Stock, par value $0.0001 per share (with the Class A Common Stock, the “Common Stock”), voting as a single class, will be required to approve the Extension Amendment.

Our Board has fixed the close of business on        , 2020 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on the initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval if you remain a stockholder at such time.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1 and 2.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

          , 2020

By Order of the Board of Directors, Jack Hightower Chairman of the Board, Chief Executive Officer and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May      , 2020: This notice of meeting, the accompanying proxy statement is available at https://www.cstproxy.com/pureacquisitioncorp/sm2020.

PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY      , 2020

PROXY STATEMENT

A special meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (“Company,” “Pure,” “we,” “us” or “our”) will be held at         , on        , May   , 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 21, 2020 (the “Current Outside Date”) to August 21, 2020, or such earlier date as determined by the Company’s board of directors (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1 (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

This proxy statement is dated           , 2020 and is first being mailed to stockholders on or about that date.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the Company’s board of directors (the “Board”) to provide the Company with additional time to complete an initial business combination. The Company’s charter provides that the Company has until the Current Outside Date to complete a business combination. On April 24, 2020, the Company announced that it had terminated the definitive agreements relating to its previously announced proposed business combination with the affiliates of our sponsor, HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor” and such affiliates, the “HighPeak Funds”) and Grenadier Energy Partners II, LLC via mutual consent. While we are currently in discussions with respect to certain business combination opportunities, including continued discussions regarding opportunities involving the HighPeak Funds, our board of directors (the “Board”) currently believes that there will not be sufficient time before May 21, 2020 to complete a business combination. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed business combination. Approval of the Extension Amendment is a condition to implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares (defined herein) causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company (“Continental”) at least two (2) business days prior to the special meeting to validly require the Company to redeem its shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to have their public shares redeemed upon consummation of the business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $        million that was in the Trust Account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $             for each share of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), issued in its initial public offering (the “IPO”) that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $             per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete a business combination from May 21, 2020 until the Extended Date, but the total monthly payment will be no greater than $             . The Company is currently in active discussions with the HighPeak Funds regarding a potential business combination that is anticipated to require an amount of funding significantly less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the HighPeak Funds or that this or any other potential business combination will be completed. The Company’s Sponsor will pay to the Trust Account, $             per share of Class A Common Stock that is not redeemed per month up to a maximum of $             per month in the aggregate (the “Contribution”). If more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share per month will be reduced proportionately and will equal $             divided by the number of shares outstanding after the Extension. If less than              shares of Class A Common Stock remain outstanding after the redemptions in connection with the Extension, the amount paid per share per month will be $             per share of Class A Common Stock.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $               (assuming              or more shares are outstanding after the Extension). Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and assuming              shares of Class A Common Stock are outstanding after the Extension and the Company completes a business combination on August 21, 2020, then the redemption amount per public share as of August 21, 2020 would be approximately $              per public share, in comparison to the redemption amount at the record date of approximately $              per public share. As noted above, if more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor or its affiliate may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. Sponsor or its affiliates will have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor is HighPeak Pure Acquisition, LLC. Each of the Company’s officers and directors who are not “independent directors” is an officer and/or director of our Sponsor. Further, the Company’s Chief Executive Officer currently serves as the Chairman of the Board and Chief Executive Officer of the sole member of our Sponsor. Prior to the IPO, our Sponsor waived its rights to participate in any liquidation distribution with respect to its shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), acquired prior to the IPO (“founder shares”). As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by the Current Outside Date.

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets (in each case net of interest withdrawn to pay taxes), except if such third party or prospective target business has executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor, or its affiliate, will not be responsible to the extent of any liability for such third party claims. There is no assurance that our Sponsor, or its affiliate, will be able to satisfy their obligations. The per share liquidation price for the public shares at May 21, 2020 is anticipated to be approximately $              . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $            due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not elect to have the Company redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

The record date for the special meeting is       , 2020. Record holders of the Company’s Class A Common Stock and Class B Common Stock (together, the “Common Stock”) at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. We refer to these shares of Class B Common Stock as founders’ shares in this proxy statement. On the record date, there were        outstanding shares of the Company’s Common Stock, including        outstanding public shares and        founders’ shares. The Company’s warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

TABLE OF CONTENTS

Page

FORWARD-LOOKING STATEMENTS	ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1

BACKGROUND	11
Pure Acquisition Corp.	11

THE SPECIAL MEETING	13
Date, Time, Place and Purpose of the Special Meeting	13
Voting Power; Record Date	13
Votes Required	13
Voting	13
Revocability of Proxies	14
Attendance at the Special Meeting	14
Solicitation of Proxies	15
No Right of Appraisal	15
Other Business	15
Principal Executive Offices	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT	17
The Extension Amendment	17
Reasons for the Proposals	17
Redemption Rights	19
Contribution	20
Material U.S. Federal Income Tax Consequences	21
U.S. Holders	22
Non-U.S. Holders	24
Required Vote	26
Interests of the Company’s Directors and Officers	26
Recommendation	28

PROPOSAL NO. 2 – ADJOURNMENT PROPOSAL	29
Consequences if the Adjournment Proposal is Not Approved	29
Required Vote	29
Recommendation	29

STOCKHOLDER PROPOSALS	30

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	30

HOUSEHOLDING INFORMATION	30

WHERE YOU CAN FIND MORE INFORMATION	30

ANNEX A: PROPOSED FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PURE ACQUISITION CORP.	A-1

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Forward-looking statement in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination;

●

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●

developments in the global economy as well as the public health crisis related to the coronavirus disease 2019 (“COVID-19”) and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial and commodity markets and potential impact on our ability to complete an initial business combination;

●	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

●	the ability of our officers and directors to generate a number of potential investment opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We intend to hold the special meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the special meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

The Company is a blank check company incorporated on November 13, 2017 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. In April 2018, the Company consummated its initial public offering (the “IPO”) of 41,400,000 units, representing a complete exercise of the over-allotment option, at a purchase price of $10.00 per unit generating gross proceeds of $414,000,000 before underwriting discounts and expenses. Like most blank check companies, the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock” or “public shares”), sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 21, 2020, the “Current Outside Date”). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.

to amend (the “Extension Amendment”) our charter to extend (the “Extension”) the date by which the Company has to consummate a business combination from May 21, 2020 (the “Current Outside Date) to August 21, 2020, or such earlier date as determined by the Board (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. Approval of the Extension Amendment Proposal is a condition to implementation of the Extension.

If the Extension is implemented, the stockholder’s approval of the Extension Amendment Proposal will constitute consent for the Company to remove from the trust account (the “Trust Account”) an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the Extension, if any, multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $         million that was in the Trust Account as of the record date. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor (as defined below) has waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by the Current Outside Date if the Extension Amendment Proposal is not approved.

The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

Why is the Company proposing the Extension Amendment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination(s) consummated on or before May 21, 2020. Our Board currently believes that there may not be sufficient time before the Current Outside Date to complete an initial business combination.

The Company believes that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment, to extend the Company’s corporate existence until the Extended Date; however, there can be no assurance that an initial business combination can be completed by August 21, 2020, if at all.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on the initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval if you remain a stockholder at such time.

What is the status of the Company’s initially proposed business combination?

The Company has terminated the definitive agreements relating to its initially proposed business combination (the “HighPeak/Grenadier Business Combination”) involving the affiliates of our sponsor, HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor” and such affiliates, the “HighPeak Funds”) and Grenadier Energy Partners II, LLC via mutual consent. As a result, the Company is currently in discussions with respect to certain business combination opportunities, including continued discussions regarding opportunities involving the HighPeak Funds, and may enter into one or more agreements with parties who were originally parties to the HighPeak/Grenadier Business Combination. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) announcing the proposed business combination.

For more information regarding the termination of the HighPeak/Grenadier Business Combination, please read the Current Report on Form 8-K filed with the SEC on April 24, 2020.

Why should I vote “FOR” the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete negotiations of definitive agreements and complete a business combination; however, there can be no assurance that a business combination can be completed by August 21, 2020, if at all.

In connection with previous proposals to amend the Company’s charter in order to extend the date in which the Company had to complete an initial business combination (the “Prior Extensions”), the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $             for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $             per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete a business combination from May 21, 2020 until the Extended Date, but the total monthly payment will be no greater than $             . The Company is currently in active discussions with the HighPeak Funds regarding a potential business combination that is anticipated to require an amount of funding significantly less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the HighPeak Funds or that this or any other potential business combination will be completed. The Company’s Sponsor will pay to the Trust Account, $             per share of Class A Common Stock that is not redeemed per month up to a maximum of              per month in the aggregate (the “Contribution”). If more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share per month will be reduced proportionately and will equal $             divided by the number of shares outstanding after the Extension. If less than              shares of Class A Common Stock remain outstanding after the redemptions in connection with the Extension, the amount paid per share per month will be $             per share of Class A Common Stock.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $               (assuming              or more shares are outstanding after the Extension). Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and assuming              shares of Class A Common Stock are outstanding after the Extension and the Company completes a business combination on August 21, 2020, then the redemption amount per public share as of August 21, 2020 would be approximately $             per public share, in comparison to the redemption amount at the record date of approximately $     per public share. As noted above, if more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before May 21, 2020, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should seek redemption of your public shares.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What risks does the Company face in light of the recent outbreak of coronavirus COVID-19 and recent decline in commodity prices?

Our search for a business combination, and any target business with which we ultimately consummate an initial business combination, may be materially adversely affected by the recent COVID-19 pandemic. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination may be materially adversely affected. Further, to the extent that we pursue a business combination with the HighPeak Funds with respect to their oil and gas assets or any other oil and gas company, our ability to consummate a business combination may be materially adversely affected if the recent significant decrease in commodity prices persist for a prolonged period.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any outstanding Class A Common Stock and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” or “founder shares,” and together with the Class A Common Stock, the “Common Stock”), over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

Neither the Sponsor nor the Company’s independent directors are entitled to seek redemption of their respective founder shares. With respect to shares purchased on the open market by the Sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote       founder shares, representing approximately        % of the Company’s issued and outstanding Common Stock.

The Sponsor’s and the Company’s directors and executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of some or all of the proposals presented at the special meeting.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding Common Stock on the record date.

If the Extension Amendment Proposal is approved, any holder of public shares may have all or a portion of their public shares redeemed by the Company at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company (“Continental”) at least two (2) business days prior to the special meeting to validly redeem its shares.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination. However, as has been the case with respect to the Prior Extensions, changes in circumstances may require us to reschedule our plans in the future.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, as in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by the Current Outside Date. The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account, which it believes are sufficient for such purposes. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

●	negotiating and executing a definitive agreement;

●	completing proxy statement and/or prospectus materials;

●	establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to our stockholders; and

●	holding a special meeting of our stockholders to consider approval of the proposed business combination.

The Company is seeking approval of the Extension Amendment Proposal because the Company will not be able to complete all of the tasks listed above prior to May 21, 2020. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of any initial business combination. If stockholders approve an initial business combination, the Company expects to consummate such business combination as soon as possible following stockholder approval; however, there can be no assurance that any business combination can be completed by August 21, 2020, if at all.

Upon approval by at least a majority of the Common Stock outstanding as of the record date of the Extension Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A Common Stock and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Common Stock held by our Sponsor through the founder shares.

In connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $             for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $             per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete a business combination from May 21, 2020 until the Extended Date, but the total monthly payment will be no greater than $             . The Company is currently in active discussions with the HighPeak Funds regarding a potential business combination that is anticipated to require an amount of funding significantly less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the HighPeak Funds or that this or any other potential business combination will be completed. The Company’s Sponsor will pay to the Trust Account, $             per share of Class A Common Stock that is not redeemed per month up to a maximum of $             per month in the aggregate. If more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share per month will be reduced proportionately and will equal $             divided by the number of shares outstanding after the Extension. If less than              shares of Class A Common Stock remain outstanding after the redemptions in connection with the Extension, the amount paid per share per month will be $              per share of Class A Common Stock.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $               (assuming              or more shares are outstanding after the Extension). Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and assuming              shares of Class A Common Stock are outstanding after the Extension and the Company completes a business combination on August 21, 2020, then the redemption amount per public share as of August 21, 2020 would be approximately $              per public share, in comparison to the redemption amount at the record date of approximately $       per public share. As noted above, if more than              shares of Class A Common Stock remains outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor or its affiliate may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. Sponsor or its affiliates will have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

Would I still be able to exercise my redemption rights if I vote against a proposed business combination?

Yes. Assuming you are a shareholder as of the record date for voting on any proposed business combination, you will be able to vote on such a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to require the Company to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Chief Financial Officer prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, Attn: Chief Financial Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Common Stock at the close of business on           , 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date,           shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1—The Extension Amendment—Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the Delaware General Corporation Law (the “DGCL”).

What happens to the Company warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to you, and your warrants will expire.

What happens to the Company warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms, subject to the commenced tender offer for the warrants described below.

What is the Sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?

Following the filing of this proxy statement, pursuant to the Sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HPEP II, and certain other affiliates, intends to launch a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment. HPEP II has previously conducted three tender offers for the Company’s outstanding public warrants pursuant to the letter agreement, as a result of which an aggregate 20,371,112 public warrants were tendered and purchased by HPEP II. As of the date of this proxy statement, 328,888 public warrants remain outstanding and held by parties other than HPEP II.

This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the warrants. It is not a substitute for the tender offer materials that HPEP II will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, HPEP II will file tender offer materials on Schedule TO. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF PUBLIC WARRANTS OF THE COMPANY ARE URGED TO READ ANY SUCH DOCUMENTS CAREFULLY IN THEIR ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PUBLIC WARRANTS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR PUBLIC WARRANTS. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, will be made available to all holders of public warrants of the Company at no expense to them. The tender offer materials and other related documents (when available) would be made available for free at the SEC’s website at www.sec.gov or by directing a request to the Information Agent for the tender offer who would be named by the offeror in the tender offer materials.

How do I vote?

If you are a holder of record of Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I seek redemption of my shares of Common Stock?

If the Extension is implemented, each public stockholder may seek to have the Company redeem all or a portion of his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. You will also be able to have your public shares redeemed in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated a business combination by the Extended Date if you remain a stockholder as of such time.

To demand redemption, you must check the box on the proxy card or voting instruction card provided for that purpose and return the proxy card or voting instruction card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two (2) business days prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal At Custodian System (“DWAC system”), which election would likely be determined based on the manner in which you hold your shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Attn: Chief Financial Officer
Telephone: 817-850-9200

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

Pure Acquisition Corp.

We are a blank check company incorporated on November 13, 2017 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses, with a focus for a target business in the upstream oil and gas industry in North America where our management team’s networks and experience are suited.

In connection with the organization of the Company, founder shares were sold to our Sponsor. In March 2018, our Sponsor returned to us, at no cost, an aggregate of 1,437,500 founder shares, which we cancelled, leaving an aggregate of 8,625,000 founder shares outstanding. In March 2018, our Sponsor transferred 40,000 founder shares to each of our three independent director nominees resulting in a total of 120,000 founder shares transferred to our independent director nominees. In April 2018, we effected a stock dividend of 0.2 shares of Class B Common Stock for each outstanding share of Class B Common Stock, resulting in our Sponsor holding 10,206,000 founder shares and each of our independent director nominees holding 48,000 founder shares for an aggregate of 10,350,000 founder shares. At the record date, our Sponsor, our initial stockholders and our independent directors held, collectively, 10,350,000 founder shares.

On April 17, 2018 (the “IPO Closing Date”), we consummated our IPO of 41,400,000 units, representing a complete exercise of the over-allotment option, at a purchase price of $10.00 per unit, generating gross proceeds of $414,000,000 before underwriting discounts and expenses. Each unit consists of one share of Class A Common Stock of the Company par value $0.0001 per share and one half of one warrant. Each whole warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50. Only whole warrants may be exercised and no fractional warrants will be issued upon separation of the units and only whole warrants may be traded. Each warrant will become exercisable on the later of thirty (30) days after the completion of an initial business combination or 12 months from the IPO Closing Date and will expire on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption or liquidation. Alternatively, if we do not complete a business combination by May 21, 2020, the warrants will expire at the end of such period. If we are unable to deliver registered shares of Class A Common Stock to the holder upon exercise of warrants issued in connection with the 41,400,000 units during the exercise period, the warrants will expire worthless, except to the extent that they may be exercised on a cashless basis in the circumstances described in the agreement governing the warrants.

On the IPO Closing Date, our Sponsor purchased from us an aggregate of 10,280,000 private placement warrants at $1.00 per private placement warrant (for a total purchase price of $10,280,000) in a private placement (the “private placement warrants”). Each private placement warrant is exercisable to purchase one share of our Class A Common Stock at a price of $11.50, and are not redeemable so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees. We received gross proceeds from the IPO and the sale of the private placement warrants of $414,000,000 and $10,280,000, respectively, for an aggregate of $424,280,000. We deposited $414,000,000 of the gross proceeds in the Trust Account. The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Act of 1940 and invest only in direct U.S. government obligations. At the IPO Closing Date, the remaining $10,280,000 was held outside of the Trust Account, of which $8,280,000 was used to pay underwriting discounts and $200,000 was used to repay notes payable to our Sponsor with the balance reserved to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. A portion of interest income on the funds held in the Trust Account has been and will continue to be released to us to pay our tax obligations and up to $10,000 per month for office space, utilities and secretarial and administrative support.

On April 12, 2018, we entered into the Forward Purchase Agreement with HighPeak Energy Partners, LP, a Delaware limited partnership and affiliate of our Sponsor (“HPEP I”), pursuant to which HPEP I agreed to purchase up to 15,000,000 shares of Class A Common Stock and 7,500,000 warrants for $10.00 per forward purchase unit, for an aggregate purchase price of up to $150,000,000 in a private placement which would close simultaneously with our initial business combination.

The Potential Business Combination

The Company announced on April 24, 2020 that it had terminated the definitive agreements relating to the HighPeak/Grenadier Business Combination. For more information regarding the termination of the HighPeak/Grenadier Business Combination, please read the Current Report on Form 8-K filed with the SEC on April 24, 2020.

The Company is currently in discussions with the HighPeak Funds, to complete a business combination that would qualify as an initial business combination under its charter. In the event that the Company enters into a definitive agreement for a business combination prior to the special meeting, the Company will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on the initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval if you remain a stockholder at such time.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at             , local time, on          , 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Stockholders are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company has to consummate a business combination from May 21, 2020 to August 21, 2020, or such earlier date as determined by the Board; and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

We intend to hold the special meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the special meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Common Stock at the close of business on           , 2020, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were           outstanding shares of Common Stock entitled to vote, of which 10,350,000 were founder shares.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s Common Stock outstanding on the record date. The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jack Hightower and Steven W. Tholen to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it’s designees to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, “FOR” any adjournment of the special meeting to permit further solicitation and vote of proxies in connection with the approval of the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Individual stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 800-662-5200 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902. Bankers and brokers who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 203-658-9400 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Chief Financial Officer at Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of Common Stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Our telephone number at such address is 817-850-9200.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us at April 24, 2020 with respect to our Common Stock held by:

●     each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●     each of our executive officers and directors that beneficially own Common Stock; and

●     all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company’s warrants, including the private placement warrants, as they are not exercisable within 60 days of April 24, 2020:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
Jack Hightower(3)	10,206,000	22.2%
Rodney L. Woodard	—	—
Steven W. Tholen	—	—
Sylvia K. Barnes	48,000	*
M. Gregory Colvin	48,000	*
Jared S. Sturdivant	48,000	*
All directors and executive officers as a group (six individuals)	10,350,000	22.5%
HighPeak Pure Acquisition, LLC	10,206,000	22.2%
Polar Asset Management Partners Inc. (4)	3,577,550	7.8%
Karpus Management, Inc. (5)	2,877,550	6.3%
Mizuho Financial Group, Inc. (6)	2,102,086	4.6%
Glazer Capital, LLC (7)	2,055,811	4.5%

*	Less than one percent.

(1)

This table is based on 48,156,000 shares of Common Stock outstanding at January 24, 2020, of which 37,806,000 were Class A Common Stock and 10,350,000 were Class B Common Stock. Unless otherwise indicated, the business address of each of the individuals is 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

(2)	Unless otherwise indicated, the shares referenced in this column are shares of Class B Common Stock.
(3)

Represents shares held by HighPeak Pure Acquisition, LLC, of which this individual, as a manager, may be deemed to have or share voting and dispositive power over such shares. Mr. Hightower disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.

(4)

Includes Class A Common Stock beneficially held by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada based solely on the Schedule 13G filed with the SEC on February 12, 2020 and which is 9.5% of the 37,806,000 shares of Class A Common Stock outstanding on December 31, 2019. The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, Toronto, Ontario M5H 2Y4, Canada.

(5)

Includes Class A Common Stock beneficially held by Karpus Management, Inc., d/b/a Karpus Investment Management (“KIM”), a New York corporation based solely on the Schedule 13G filed with the SEC on February 14, 2020 and which is 7.6% of the 37,806,000 shares of Class A Common Stock outstanding on December 31, 2019. The business address of KIM is 183 Sully’s Trail, Pittsford, New York 14534.

(6)

Includes Class A Common Stock beneficially held by Mizuho Financial Group, Inc., a company under the laws of Japan based solely on the Schedule 13G filed with the SEC on February 14, 2020 and which is 5.6% of the 37,806,000 Class A shares of Class A Common Stock outstanding on December 31, 2019. The business address of the Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(7)

Includes Class A Common Stock beneficially held by Glazer Capital, LLC, a Delaware limited liability company, and Paul J. Glazer, a United States Citizen based solely on the Schedule 13G filed with the SEC on February 14, 2020 and which is 5.4% of the 37,806,000 shares of Class A Common Stock outstanding on December 31, 2019. The business address of each Glazer Capital, LLC and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to implementation of the Extension.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our Board believes that circumstances warrant providing our public stockholders an opportunity to consider a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

Reasons for the Proposals

The Company’s charter provides that the Company has until May 21, 2020 to complete a business combination. However, our Board currently believes that there may not be sufficient time before May 21, 2020 to complete a business combination. The Company’s charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before May 21, 2020, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction; however, there can be no assurance that a business combination can be completed by August 21, 2020, if at all. Stockholders do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. Because the Company will not be able to complete an initial business combination by May 21, 2020, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond May 21, 2020 to the Extended Date. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of an initial business combination at a later date.

The Company is not asking you to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to have your public shares redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding public shares, in the event the initial business combination is approved and completed or the Company has not consummated a business combination by the Extended Date if you remain a stockholder at such time.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to its founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by the Current Outside Date; however, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to holders of the public warrants. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is not approved, the Trust Account will be liquidated as described above.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to elect to have your public shares redeemed for cash from the Trust Account in the event the initial business combination is approved and completed or the Company has not consummated the initial business combination by the Extended Date if you remain a stockholder at such time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $       million that was in the Trust Account as of the record date. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have the Company redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to have their public shares redeemed in connection with the Extension will retain the right to have their public shares redeemed in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date if they remain stockholders at such time.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect either (i) to physically tender your stock certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two (2) business days prior to the vote on the Extension Amendment or (ii) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to have their shares redeemed may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to have their shares redeemed.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to have the Company redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to have the Company redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. As of the record date, this would amount to approximately $        per share. The closing price of the Company’s Class A Common Stock on             , 2020 was $            .

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two (2) business days prior to the vote on the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Contribution

In connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $             for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination. The Company’s Sponsor will pay to the Trust Account $             per share of Class A Common Stock that has not been redeemed per month that is needed by the Company to complete a business combination from May 21, 2020 until the Extended Date, but the total monthly payment will be no greater than $             . The Company is currently in active discussions with the HighPeak Funds regarding a potential business combination that is anticipated to require an amount of funding significantly less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the HighPeak Funds or that this or any other potential business combination will be completed. The Company’s Sponsor will pay to the Trust Account, $             per share of Class A Common Stock that is not redeemed per month up to a maximum of $             per month in the aggregate (the “Contribution”). If more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share per month will be reduced proportionately and will equal $             divided by the number of shares outstanding after the Extension. If less than              shares of Class A Common Stock remain outstanding after the redemptions in connection with the Extension, the amount paid per share per month will be $             per share of Class A Common Stock.

For example, if the Company completes a business combination on August 21, 2020, which would represent three months, the Sponsor would make aggregate Contributions of approximately $               (assuming              or more shares are outstanding after the Extension). Each Contribution will be deposited in the Trust Account on or before the 23rd day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and assuming              shares of Class A Common Stock are outstanding after the Extension and the Company completes a business combination on August 21, 2020, then the redemption amount per public share as of August 21, 2020 would be approximately $              per public share, in comparison to the redemption amount at the record date of approximately $ per public share. As noted above, if more than              shares of Class A Common Stock remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. Sponsor or its affiliates will have sole discretion to determine whether to continue extending the Contribution until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending the Contribution at any time, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate as soon as reasonably practical after such determination. If the Sponsor determines to terminate the Contributions, Contributions will be made on a prorated basis, per day, in the month that notice is given of the Sponsor’s intent not to continue extending the Contributions with proration ending on the day that such notice is given.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. As used herein, a “U.S. Holder” means a stockholder of the Company that is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A “Non-U.S. Holder” is a stockholder of the Company that is not a U.S. Holder.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, U.S. Holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner, the activities of the partnership and upon certain determinations at the partner level. Partners in entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

Because each share of the Company and one half of one warrant that compose a unit are separable at the option of the holder, as well as the option of the Company, and because each such share of the Company’s Class A Common Stock and one half of one warrant so separated is listed and tradable on the Nasdaq, each such share and one half of one warrant should be treated for U.S. federal income tax purposes as separate instruments and the unit itself should not be treated as an integrated instrument. No assurance can be given, however, that the IRS would not assert, or that a court would not sustain a contrary position, including that each unit should be treated as an integrated instrument; there are certain authorities that suggest this contrary position is the proper treatment of certain instruments similarly issued as a unit, although these authorities generally involve instruments that are not separable, or where the holder is economically compelled not to separate the unit. If the units were each treated as an integrated instrument comprising a share of the Company’s Class A Common Stock and one half of one warrant, each unit would likely be treated as stock for U.S. federal income tax purposes, in which case the tax consequences described herein to a beneficial owner of a unit who does not also separately hold any warrants generally would correspond to the tax consequences described below to a beneficial owner of shares, and the portions of the discussion describing the tax consequences in respect of a warrant would not apply. The remainder of this discussion assumes that each such share and one half of one warrant that compose a unit is treated for U.S. federal income tax purposes as a separate instrument and the unit itself is not treated as an integrated instrument. You are urged to consult your tax advisor concerning the U.S. federal, state, local and any non-United States tax consequences of an investment in a unit (including alternative characterizations of a unit).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and such transaction generally will be a taxable transaction for U.S. federal income tax purposes. Depending on a U.S. Holder’s particular circumstances, the transaction will be treated for U.S. federal income tax purposes either as (i) a sale of the tendered shares (a “Sale”) producing gain or loss, or (ii) a distribution with respect to the U.S. Holder’s shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold. For the avoidance of doubt, any taxes imposed on or in respect of a U.S. Holder in connection with its sale of tendered shares pursuant to the Election, including any applicable share of transfer taxes, and any applicable withholding taxes, as discussed below, will be for the U.S. Holder’s account and will not be borne by the Company.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment. The deductibility of capital losses is subject to limitations.

U.S. Holders who actually or constructively own five percent (or, if the Company shares are not then publicly traded, one percent) or more of Company shares (by vote or value) may be subject to special reporting requirements with respect to a redemption. We expect that the Company shares will be publicly traded for this purpose. Such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company. U.S. Holder’s making the Election should consult with their tax advisors regarding the applicability of one or more of these tests to their particular situations.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. In this case, a U.S. Holder will not be permitted to recognize any loss in connections with the redemption of its shares pursuant to the Election. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. Dividends we pay to a U.S. Holder that is a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate. It is unclear whether the redemption rights with respect to the Company shares described in this proxy statement/prospectus may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on “qualified dividends,” as the case may be. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares) causing a reduction if the adjusted basis of such U.S. Holder’s shares. Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for any amounts treated as a non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation.

In the event that a tendering U.S. Holder is deemed to receive a dividend as a result of the redemption of its shares of the Company, it is possible that U.S. Holders of the Company whose percentage ownership of the Company increases as a result of the redemption will be deemed to receive a constructive distribution from the Company, whether or not such U.S. Holders tender shares in connection with the Election. Such constructive distribution will be treated as a dividend to the extent of a Company’s current or accumulated earnings and profits.

Non-U.S. Holders

If redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States and subject to the withholding requirements under FATCA (as defined below), the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any Distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, (or, if required by an applicable income tax treaty, to dividends treated as attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States). Instead, the effectively connected dividends (or dividends attributable to a permanent establishment in the U.S.) will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

●

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

●

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●

we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the gross proceeds received upon such disposition.

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Company believes that it will be a USRPHC on the date of any redemption. However, as long as shares of the Company are “regularly traded on an established securities market” (within the meaning of the U.S. Treasury Regulations), only a Non-U.S. Holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the disposition or the Non-U.S. Holder’s holding period for the shares of the Company, more than 5% of the shares of the Company will be treated as disposing of a United States real property interest and will be taxable on gain realized on the disposition thereof as a result of the Company’s status as a USRPHC. If shares of Company were not considered to be regularly traded on an established securities market, such Non-U.S. Holder (regardless of the percentage of stock owned) would be treated as disposing of a United States real property interest and would be subject to U.S. federal income tax on the disposition of shares of the Company (as described in the preceding paragraph), and withholding at a rate of 15% would apply to the gross proceeds received. There can be no assurance that shares of the Company will be treated as regularly traded on an established securities market. It is unclear how a holder’s ownership of warrants will affect the determination of whether such holder owns more than 5% of the shares of the Company. In addition, special rules may apply in the case of a disposition of the Company units or warrants if shares of the Company are considered to be regularly traded, but such other securities are not considered to be regularly traded.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Non-U.S. Holders are urged to consult their own tax advisors and the applicable withholding agent, such as their broker or other nominee holder, regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

Information Reporting and Back-up Withholding.

Information reporting requirements generally will apply to proceeds paid to a U.S. Holder in a redemption of shares of the Company, unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Payments of amounts in redemption of shares of the Company to a Non-U.S. Holder generally will not be subject to information reporting or backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends (including constructive dividends, as described above) paid on shares of the Company if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible implications of FATCA.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding Common Stock is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote 10,350,000 founder shares, representing approximately         % of the Company’s issued and outstanding Common Stock.

In addition, the Company’s directors, executive officers and their affiliates may choose to buy shares of the Company’s Class A Common Stock in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to have the Company redeem their shares for a portion of the Trust Account. Any shares of the Company’s Class A Common Stock purchased by affiliates will be voted in favor of the Extension Amendment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder.

These interests include, among other things:

●

if the Extension Amendment Proposal is not approved and we do not consummate a business combination by the Current Outside Date in accordance with our charter, the 10,206,000 shares of Class B Common Stock held by the Sponsor, which were acquired for a purchase price of approximately $0.002 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 10,280,000 private placement warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $10,280,000 (as they will expire). Our officers and certain of our directors are officers and/or directors of our Sponsor, including our Chief Executive Officer, who currently serves as Chairman of the Board and Chief Executive Officer of the general partner of our Sponsor;

●

the fact that the Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve an initial business combination, and the fact that promptly following the filing of this proxy statement HPEP II intends to launch a tender offer to purchase at $1.00 in cash per public warrant, the outstanding public warrants of the Company;

●	the fact that, in connection with the Prior Extensions, the Sponsor agreed to contribute or cause an affiliate to contribute to the Company as a loan $ for each share of the Company’s Class A Common Stock that was not redeemed in connection with the Prior Extensions each calendar month needed by the Company to complete an initial business combination, and further, that the Company’s Sponsor will pay to the Trust Account $ per share of Class A Common Stock that has not been redeemed per month, up to a monthly amount of $

●

the fact that holders of public warrants not purchased by HPEP II in connection with the public warrant tender offers will have $1.00 in cash distributed to them per public warrant from an amount placed in escrow by Sponsor at the time of the IPO in connection with the redemption of the Company’s public shares that will occur if the Company is unable to consummate a business combination;

●

the fact that neither the Company’s officers or directors may participate in the formation of, or become a director or officer of, any other blank check company until the Company has entered into a definitive agreement regarding a business combination or fails to complete an initial business combination by May 21, 2020 or, if the Extension Amendment Proposal is approved, August 21, 2020, or such earlier date as determined by the Board;

●	the fact that the Company is a party to a registration rights agreement with Sponsor and certain of its directors, which provides for registration rights to such parties;

●

the fact that our Sponsor paid an aggregate of $25,000 for its founder shares, which if unrestricted and freely tradable would be valued at approximately $ based on the closing price of our Class A Common Stock on , 2020;

●

the fact that each of our independent directors owns 48,000 founder shares that were purchased from our Sponsor at $0.002 per share, which if unrestricted and freely tradeable would be valued at approximately $ for each independent director based on the closing price of our Class A Common Stock on , 2020;

●	the fact that, pursuant to the tender offers conducted by HPEP II, the Sponsor and their affiliates now beneficially own 20,371,112 of the Company’s public warrants;

●

in connection with the IPO, our Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into an acquisition agreement;

●

all rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●

none of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

●

the Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the record date, the Sponsor, and the Company’s officers and directors, and their affiliates had incurred approximately $135,000 in reimbursable expenses, and they may incur additional expenses in the future.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should seek redemption of your public shares.

PROPOSAL NO. 2 – ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2020 annual meeting of stockholders (the “2020 annual meeting”), you must provide it to the Company by no later than May 23, 2020. You should direct any proposals to the Company’s Secretary at the Company’s principal executive offices. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2020 annual meeting, you must give timely notice of the matter or the nomination, in writing, to the Company’s Secretary at the Company’s principal executive offices. To be timely, the notice must be received by the Secretary at the Company’s principal executive offices not later than the close of business on August 11, 2020 nor earlier than the close of business on July 13, 2020. In the event that the annual meeting is called for a date that is not within 45 days before or after the anniversary of the date the Company first released its proxy statement to stockholders in connection with the special meeting, to be timely notice by the stockholder must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The inclusion of any stockholder proposal in the proxy materials for the 2020 annual meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws, if then in effect. If the Extension Amendment Proposal is not approved, there will be no annual meeting in 2020.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, 817-850-9200, Attn: Chief Financial Officer.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

●

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 to inform the Company of his or her request; or

●	If a blank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Tel: 817-850-9200

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May     , 2020.

ANNEX A

PROPOSED FOURTH AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PURE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of PURE ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Pure Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 13, 2017 and was amended and restated on December 12, 2017 (the “Original Certificate”).

3.

The second amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on April 10, 2018 and further amended on April 12, 2018 and further amended on October 11, 2019 and further amended on February 20, 2020 (the “Amended and Restated Certificate”).

4.	This Fourth Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.

This Amendment was duly adopted by the affirmative vote of the holders of at least a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Article TWELFTH, Subsection B is hereby amended and restated to read in full as follows:

“B.     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay (i) income or other tax obligations, (ii) up to $10,000 per month for office space, utilities and secretarial and administrative support, and (iii) up to $50,000 for liquidation expenses, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity (as described in subsection L hereof) or (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by August 21, 2020, or such earlier date as determined by the Board. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Sponsor) are referred to herein as “Public Stockholders.”

7.	The text of Article TWELFTH, Subsection E is hereby amended and restated to read in full as follows:

“E.     In the event that the Corporation has not consummated an initial Business Combination by August 21, 2020, or such earlier date as determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation as described in subsection B above (net of taxes payable and up to $50,000 for dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2020.

Name:

Title:

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

PURE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Jack Hightower and Steven W. Tholen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Pure Acquisition Corp. (the “Company” or “Pure”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on May       , 2020 at 10:00 a.m. Local Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on May      , 2020.

This Notice of Special Meeting and the accompanying Proxy
Statement are available at: https://www.cstproxy.com/pureacquisitioncorp/sm2020

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF PURE ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Jack Hightower and Steven W. Tholen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Pure Acquisition Corp. (the “Company” or “Pure”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on May , 2020 at 10:00 a.m. Local Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS BELOW, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on May      , 2020.

This Notice of Special Meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/pureacquisitioncorp/sm2020

PURE ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

			Please mark votes as indicated in this example		☒

(1) The Extension Amendment Proposal - To amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from May 21, 2020 to August 21, 2020, or such earlier date as determined by the Board; and

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal - To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1.

			FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.